                                                                      Exhibit 17

                                POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 39 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Amendment No. 19 to the Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-3 (1933 Act File No. 2-38502 and 1940 Act File No. 811-2110) of Franklin Life Variable Annuity Fund B of The Franklin Life Insurance Company ("The Franklin") and (b) any and all amendments (including further Post-Effective Amendments and Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.


     Signature                            Title                                      Date
     ---------                            -----                                      ----

/s/ Elizabeth E. Arthur       Secretary, Board of Managers of the Fund          April 15, 1997
-----------------------
Elizabeth E. Arthur


/s/ Earl W. Baucom            Senior Vice President, Chief Financial            April 10, 1997
-----------------------       Officer (principal financial officer and
Earl W. Baucom                principal accounting officer) and Director
                              of The Franklin


/s/ Robert M. Beuerlein       Senior Vice President - Actuarial and             March 31, 1997
-----------------------       Director of The Franklin
Robert M. Beuerlein


/s/ Brady W. Creel            Senior Vice President and Chief                   April 1, 1997
-----------------------       Marketing Officer and Director of The
Brady W. Creel                Franklin


                              Chairman of the Board of The Franklin             _________, 1997
-----------------------
Robert M. Devlin


/s/ Ross D. Friend            Senior Vice President, General Counsel,           April 10, 1997
-----------------------       Secretary and Director of The Franklin
Ross D. Friend


/s/ Robert J. Gibbons         President, Chief Executive Officer                April 10, 1997
-----------------------       (principal executive officer) and Director
Robert J. Gibbons             of The Franklin




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

     Signature                            Title                                      Date
     ---------                            -----                                      ----

/s/ Clifford L. Greenwalt     Member, Board of Managers of the Fund             January 20, 1997
-------------------------
Clifford L. Greenwalt


                              Vice Chairman and Director of The Franklin        _________, 1997
-------------------------
Jon P. Newton


/s/ Gary D. Reddick           Executive Vice President - Administration         April 14, 1997
-------------------------     and Director of The Franklin
Gary D. Reddick


/s/ Robert C. Spencer         Member, Board of Managers of the Fund             January 20, 1997
-------------------------
Robert C. Spencer


/s/ Robert G. Spencer         Member, Board of Managers of the Fund             January 20, 1997
-------------------------
Robert G. Spencer

                              Vice President, Chief Investment Officer          _________, 1997
-------------------------     and Director of The Franklin
Peter V. Tuters

/s/ James W. Voth             Member, Board of Managers of the Fund             January 20, 1997
-------------------------
James W. Voth



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